SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K/A
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 7, 1999
                                                    -----------------------



                                F&M BANCORP
              ------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           MARYLAND                     0-12638                52-1316473
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


            110 THOMAS JOHNSON DRIVE, FREDERICK, MARYLAND 21702
            ---------------------------------------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)     (301) 694-4000
                                                    ---------------------




ITEM 5.  OTHER EVENTS

            On September 7, 1999, F&M Bancorp, a Maryland corporation ("F&M"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with Patapsco Valley Bancshares, Inc., a Maryland corporation ("Patapsco"), pursuant to which F&M will acquire Patapsco (the "Acquisition"). The Acquisition is intended to constitute a tax-free reorganization for Federal income tax purposes and to be accounted for as a pooling-of-interest. The Merger Agreement is attached hereto as Exhibit
2.1 and is incorporated herein by reference in its entirety.

            On October 19, 1999, F&M and Patapsco entered into Amendment No. 1 to the Merger Agreement (the "Amendment No. 1"). The form of the Amendment No. 1 is attached hereto as Exhibit 2.2 and is incorporated herein by reference in its entirety.

            The press release issued by F&M with respect to the announcement of the proposed Acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety. Also attached hereto as Exhibit 99.2 and incorporated herein by reference is the presentation provided by F&M to investment analysts on September 7, 1999 with respect to the proposed Acquisition.

            The press release and the analyst presentation incorporated herein by reference contain certain forward looking statements with respect to the financial condition, results of operations and business of F&M following the consummation of the Acquisition, including statements relating to the cost savings, revenue enhancements and other efficiencies that are expected to be realized as a result of the Acquisition. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected cost savings, revenue enhancements or other efficiencies from the Acquisition cannot be fully realized; (2) deposit attrition, customer loss or revenue loss following the Acquisition is greater than expected; (3) competitive pressure in the banking and financial services industry increases significantly; (4) changes in the interest rate environment reduce margins; and (5) general economic conditions, either nationally or in Maryland, are less favorable than expected.

            In accordance with the terms of the Merger Agreement, each share of Patapsco common stock, par value $0.01 per share ("Patapsco Common Stock"), outstanding immediately prior to the effective time of the Acquisition, will be converted into the right to receive 1.18 shares of common stock, par value $5.00 per share, of F&M ("F&M Common Stock"), with cash being paid in lieu of fractional share interests.

            Consummation of the Acquisition is subject to various conditions, including (1) the approval of the stockholders of Patapsco, (2) the approval of the appropriate state and federal bank regulators and other governmental agencies, (3) the receipt by F&M of letters from F&M's independent auditors that the Acquisition will qualify for pooling-of-interests accounting treatment, (4) the receipt by each of F&M and Patapsco of an opinion of its counsel that the Acquisition will be treated for federal tax purposes as a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and (5) other customary conditions to closing.

            In connection with the Merger Agreement, F&M and Patapsco entered into an option agreement (the "Stock Option Agreement"), dated September 7, 1999. The Stock Option Agreement provides F&M with the right to purchase a number of shares of Patapsco Common Stock equal to 19.9% of issued and outstanding Patapsco Common Stock. The price per share of Patapsco Common Stock payable upon exercise of the option is $27.50. The option granted under the Stock Option Agreement will become exercisable only upon the occurrence of certain events, none of which has occurred as of the date hereof. The option was granted by Patapsco as a condition to F&M's entering into the Merger Agreement. The Stock Option Agreement is attached hereto as Exhibit 99.3 and is incorporated herein by reference in its entirety.

            In addition, in connection with the Merger Agreement, certain stockholders of Patapsco, including the directors and certain executive officers of Patapsco, holding an aggregate of 300,064.6268 shares of Patapsco Common Stock (which constituted approximately 21.9% of the outstanding shares of Patapsco Common Stock as of September 7, 1999) entered into a voting agreement with F&M, dated as of September 7, 1999 (the "Voting Agreement"), which superseded the voting agreement between F&M and such stockholders of Patapsco, dated September 7, 1999. Under the Voting Agreement, each of such stockholders agreed, among other things, to vote all of its shares of Patapsco Common Stock in favor of the Acquisition. The form of Voting Agreement is attached hereto as Exhibit
99.4 and is incorporated herein by reference in its entirety.

ITEM 7.     FINANCIAL STATEMENT AND EXHIBITS

(c)   Exhibits

            2.1 Form of Agreement and Plan of Merger, dated as of September 7, 1999, by and between F&M Bancorp and Patapsco Valley Bancshares, Inc.

            2.2 Form of Amendment No. 1, dated as of October 19, 1999, by and between F&M Bancorp and Patapsco Valley Bancshares, Inc.

            99.1        Press Release issued by F&M Bancorp on September 7,
                        1999

            99.2        Analyst Presentation

            99.3 Form of Stock Option Agreement, dated September 7, 1999, between Patapsco Valley Bancshares, Inc., as issuer, and F&M Bancorp, as grantee.

            99.4 Form of Voting Agreement, dated as of September 7, 1999, between F&M Bancorp and certain shareholders of Patapsco, including the directors and certain executive officers of Patapsco.




                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          F&M BANCORP



                                          By:  /s/  Gordon M. Cooley
                                             _______________________________
                                             Name:  Gordon M. Cooley
                                             Title: Secretary and General
                                                    Counsel




Date: October 25, 1999





                               EXHIBIT INDEX

Exhibit
Number                  Description

2.1 Form of Agreement and Plan of Merger, dated as of September 7, 1999, by and between F&M Bancorp and Patapsco Valley Bancshares, Inc.

2.2 Form of Amendment No. 1, dated as of October 19, 1999, by and between F&M Bancorp and Patapsco Valley Bancshares, Inc.

99.1                    Press Release issued by F&M Bancorp on September 7,
                        1999.

99.2                    Analyst Presentation.

99.3 Form of Stock Option Agreement, dated September 7, 1999, between Patapsco Valley Bancshares, Inc., as issuer, and F&M Bancorp, as grantee.

99.4 Form of Voting Agreement, dated as of September 7, 1999, between F&M Bancorp and certain shareholders of Patapsco, including the directors and certain executive officers of Patapsco.